UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)

October 1, 2008
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1 Agreement and Plan of Merger dated as of August 13, 2008
EX-2.2 Amendment to Agreement and Plan of Merger
EX-23.1 Consent of Independent Auditors
EX-99.1 Financial statements of SNAPin Software, Inc.
EX-99.2 Unaudited pro forma combined financial statements
EX-99.3 Press Release dated October 1, 2008

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On October 1, 2008, Nuance Communications, Inc. (“Nuance”) acquired SNAPin Software, Inc. (“SNAPin”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated August 13, 2008 by and among Nuance, Speakeasy Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Nuance (“Sub I”), Speakeasy Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of Nuance (“Sub II”), SNAPin Software, Inc., a Delaware corporation, U.S. Bank National Association, as escrow agent, and Thomas Huseby, serving as the representative of SNAPin’s stockholders, pursuant to which Sub I will merge with and into SNAPin (the “First Step Merger”), with SNAPin as the surviving corporation (the “Interim Surviving Corporation”), and as soon as practicable thereafter the Interim Surviving Corporation will merge with and into Sub II, the separate corporate existence of the Interim Surviving Corporation shall cease, and Sub II shall continue as the surviving entity and as a wholly-owned subsidiary of Nuance (the “Second Step Merger” and, taken together with the First Step Merger, the “Merger”).
     The aggregate consideration consisted of 10,632,246 shares of Nuance common stock, of which 1,106,657 shares of Nuance common stock were placed into escrow to secure indemnity obligations of the SNAPin stockholders pursuant to the Merger Agreement. In addition, the Merger Agreement provides for the assumption of all of SNAPin’s outstanding employee stock options and restricted stock awards. SNAPin shareholders will be eligible for additional earnout consideration based upon the achievement of certain financial targets, as defined in the Merger Agreement. The terms of the merger are more fully described in the Merger Agreement filed by Nuance as Exhibit 2.1 to this
Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.
     On October 1, 2008, Nuance provided updated financial guidance for the fiscal quarter ended September 30, 2008. The press release and the reconciliation contained therein, which have been attached as Exhibit 99.3 and incorporated herein, disclose certain financial measures that may be considered non-GAAP financial measures.
     Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, for making operating decisions and for forecasting and planning for future periods. We consider the use of non-GAAP revenue helpful in understanding the performance of our business, as it excludes the purchase accounting impact on acquired deferred revenue and other acquisition-related adjustments to revenue. We also consider the use of non-GAAP earnings per share helpful in assessing the organic performance of the continuing operations of our business from a cash perspective. By organic performance we mean performance as if we had not incurred certain costs and expenses associated with acquisitions. By continuing operations we mean the ongoing results of the business excluding certain unplanned costs. While our management uses these non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, the information provided by GAAP revenue and earnings per share. Consistent with this approach, we believe that disclosing non-GAAP revenue and non-GAAP earnings per share to the readers of our financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP revenue and earnings per share, allows for greater transparency in the review of our financial and operational performance. In assessing the overall health of our business during the fiscal quarter ended September 30, 2008, and, in particular, in evaluating our revenue and earnings per share, our management has either included or excluded items in three general categories, each of which are described below.
     Acquisition-Related Revenue and Expenses. We include revenue related to our acquisitions, primarily from Tegic, Viecore and VoiceSignal, that we would otherwise recognize but for the purchase accounting treatment of these transactions to allow for more accurate comparisons to our financial results of our historical operations, forward looking guidance and the financial results of our peer companies. We also excluded certain expense items resulting from acquisitions to allow more accurate comparisons of our financial results to our historical operations, forward looking guidance and the financial results of our peer companies. These items include the following: (i) acquisition-related transition and integration costs; (ii) amortization of intangible assets; and (iii) costs associated with the investigation of the financial results of acquired entities. In recent years, we have completed a number of acquisitions, which result in non-continuing operating expenses which would not otherwise have been incurred. For example, we have incurred transition and integration costs such as retention and earnout bonuses for employees from acquisitions. In addition, actions taken by an acquired company, prior to an acquisition, could result in expenses being incurred by us, such as expenses incurred as a result of the investigation and, if necessary, restatement of the financial results of acquired entities. We believe that providing non-GAAP information for certain revenue and expenses related to material acquisitions allows the users of our financial statements to review both the GAAP revenue and expenses in the period, as well as the non-GAAP revenue and expenses, thus providing for enhanced understanding of our historic and future financial results and facilitating comparisons to less acquisitive peer companies. Additionally, had we internally developed the products acquired, the amortization of intangible assets would have been expensed historically, and we believe the assessment of our operations excluding these costs is relevant to our assessment of internal operations and comparisons to industry performance.
     Non-Cash Expenses. We provide non-GAAP information relative to the following non-cash expenses: (i) stock-based compensation; (ii) certain accrued interest; and (iii) certain accrued income taxes. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, we believe that the exclusion of share-based payments allows for more accurate comparisons of our operating results to our peer companies. We believe that excluding these non-cash expenses provides our senior management as well as other users of our financial statements, with a valuable perspective on the cash-based performance and health of the business, including our current near-term projected liquidity.
     Other Expenses. We exclude certain other expenses that are the result of other, unplanned events to measure our operating performance as well as our current and future liquidity both with and without these expenses. Included in these expenses are items such as non-acquisition-related restructuring and other charges (credits), net. These events are unplanned and arose outside of the ordinary course of our continuing operations. We assess our operating performance with these amounts included, but also excluding these amounts; the amounts relate to costs which are unplanned, and therefore by providing this information we believe our management and the users of our financial statements are better able to understand the financial results of what we consider to be our organic continuing operations.
     We believe that providing the non-GAAP information to investors, in addition to the GAAP presentation, allows investors to view our financial results in the way management views the operating results. We further believe that providing this information allows investors to not only better understand our financial performance but more importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 30, 2008, the Compensation Committee of the Nuance Board of Directors approved adjustments to the vesting provisions of certain restricted stock units held by Don Hunt.

Item 9.01.	Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
     (1) The historical financial statements of SNAPin, including SNAPin’s audited balance sheets as of December 31, 2007 and 2006 and unaudited balance sheet as of June 30, 2008, and the related statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2007 (audited) and the six months ended June 30, 2008 and 2007 (unaudited) are being filed as Exhibit 99.1 to this Form 8-K.
     (b) Pro Forma Financial Information
     (1) The unaudited pro forma combined balance sheet of Nuance as of June 30, 2008 and the unaudited pro forma combined statements of operations of Nuance for the twelve months ended September 30, 2007 and the nine months ended June 30, 2008, giving effect to the acquisition of SNAPin, are included within Exhibit 99.2 to this Form 8-K.

     (d) Exhibits
2.1	Agreement and Plan of Merger by and among Nuance Communications, Inc., Speakeasy Acquisition Corporation, Speakeasy Acquisition LLC, SNAPin Software, Inc., U.S. Bank National Association, as Escrow Agent, and Thomas Huseby, as Stockholder Representative, dated as of August 13, 2008.

2.2	Amendment to Agreement and Plan of Merger by and among Nuance Communications, Inc., Speakeasy Acquisition Corporation, Speakeasy Acquisition LLC, SNAPin Software, Inc., U.S. Bank National Association, as Escrow Agent, and Thomas Huseby, as Stockholder Representative, dated as of September 24, 2008.

23.1	Consent of Independent Auditors.

99.1	Financial statements of SNAPin Software, Inc., as of December 31, 2007 and 2006 (audited) and June 30, 2008 (unaudited), and for each of the two years in the period ended December 31, 2007 (audited) and for the six months ended June 30, 2008 and 2007 (unaudited).

99.2	Unaudited pro forma combined financial statements.

99.3	Press Release dated October 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
By:	/s/ Thomas Beaudoin
Thomas Beaudoin
Chief Financial Officer

Date: October 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Nuance Communications, Inc., Speakeasy Acquisition Corporation, Speakeasy Acquisition LLC, SNAPin Software, Inc., U.S. Bank National Association, as Escrow Agent, and Thomas Huseby, as Stockholder Representative, dated as of August 13, 2008.

2.2	Amendment to Agreement and Plan of Merger by and among Nuance Communications, Inc., Speakeasy Acquisition Corporation, Speakeasy Acquisition LLC, SNAPin Software, Inc., U.S. Bank National Association, as Escrow Agent, and Thomas Huseby, as Stockholder Representative, dated as of September 24, 2008.

23.1	Consent of Independent Auditors.

99.1	Financial statements of SNAPin Software, Inc., as of December 31, 2007 and 2006 (audited) and June 30, 2008 (unaudited), and for each of the two years in the period ended December 31, 2007 (audited) and for the six months ended June 30, 2008 and 2007 (unaudited).

99.2	Unaudited pro forma combined financial statements.

99.3	Press Release dated October 1, 2008.

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